EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael L. Weiner, Chief Executive Officer (principal executive officer) of Biophan Technologies, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of this Amendment #2 to the Annual Report on Form 10-K for the year ended February 28, 2006 (the "Report") of the Registrant, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        Date: January 24, 2007


                                        By: /s/ Michael L. Weiner
                                            ------------------------------------
                                            Michael L. Weiner
                                            Chief Executive Officer